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                                                                   EXHIBIT 10.16

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                   AMENDMENT NO. 2 TO DEVELOPMENT, LICENSE AND
                           COMMERCIALIZATION AGREEMENT

      This Amendment No. 2 ("Amendment No. 2") to the Development, License and Commercialization Agreement is made and effective as of the 21st day of December 2004 by and among Idenix Pharmaceuticals, Inc., with offices at 60 Hampshire Street, Cambridge, Massachusetts 02139, USA ("Idenix U.S."), Idenix (Cayman) Limited, with offices at c/o Walkers SPV Limited, Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands (together with Idenix U.S., "Idenix"), and Novartis Pharma AG, with offices at Lichtstrasse 35, 4056 Basel, Switzerland ("Novartis").

                                  INTRODUCTION

            A. Novartis and Idenix are parties to the Development, License and Commercialization Agreement made as of May 8, 2003 as amended by Amendment No. 1 to the Development, License and Commercialization Agreement dated as of April 30, 2004 (as amended, the "Development Agreement").

            B. Novartis and Idenix desire to restate the definition of the term "FTE Rate" as used in the Development Agreement.

      NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Idenix and Novartis hereby agree as follows:

      1. Article I of the Development Agreement is hereby amended by deleting the definition of FTE Rate and restating such information as follows:

            "FTE Rate". FTE Rate shall mean (a) with respect to the Contract Year beginning on the Effective Date and ending on December 31, 2003, $[**] per FTE; (b) with respect to the Contract Year beginning on January 1, 2004 and ending on December 31, 2004, $[**] per FTE;
            (c) with respect to each Contract Year during the Term beginning subsequent to December 31, 2004 (i) the FTE Rate for the immediately preceding Contract Year increased, on January 1 of each such Contract Year, by the percentage increase, if any, in the United States Consumer Price For All Urban Consumers, Urban Wage Earners and Clerical Workers (or any comparable successor index thereto) or
            (ii) such other rate as the Parties agree in writing provided however that such agreed upon rate shall not in any case be lower than the Contract Rate which would be applicable pursuant to clause
            (i) above.
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      2. Article I of the Development Agreement is hereby amended by deleting the clause (b) which is a part of the definition of the term "Development Expenses" and restating such clause as follows:

            (b) the Fully Allocated Costs of internal scientific or technical personnel engaged in such efforts, which costs shall be determined based upon the applicable FTE Rate or such other basis as may be otherwise agreed to in writing by the Parties.

      3. This Amendment No. 2 amends and supplements the Development Agreement. Except as otherwise provided for herein, the Development Agreement remains in full force and effect unaffected hereby. This Amendment No. 2 shall be deemed incorporated into and become a part of the Development Agreement and shall be subject to the terms thereof.

      IN WITNESS WHEREOF, Idenix and Novartis have caused this Agreement to be duly executed by their authorized representatives, as of the date first written above.

                                        IDENIX PHARMACEUTICALS, INC.

                                        By: /s/ David A. Arkowitz
                                            ------------------------------------
                                            Name:  David A. Arkowitz
                                            Title: Chief Financial Officer

                                        IDENIX (CAYMAN) LIMITED

                                        By: /s/ Andrea Corcoran
                                            ------------------------------------
                                            Name:  Andrea Corcoran
                                            Title: Secretary and Director

                                        NOVARTIS PHARMA AG

                                        By: /s/ Robert E. Pelzer
                                            ------------------------------------
                                            Name:  Robert E. Pelzer
                                            Title: General Counsel Novartis
                                                   Pharma AG

                                        By: /s/  Harry W. Kirsch
                                            ------------------------------------
                                            Name:  Harry W. Kirsch
                                            Title: Head Global Finance, Primary
                                                   Care & Mature Products WSJ -
                                                   202, 3rd floor


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